Exhibit 10.12

CARVE-OUT GUARANTY

THIS CARVE-OUT GUARANTY (this “Guaranty”) dated as of January 27, 2005, is made by COMSTOCK HOMEBUILDING COMPANIES, INC., a Delaware corporation (“Guarantor”), in favor of CORUS BANK, N.A. (“Lender”).

R E C I T A L S:

A.                                   COMSTOCK PENDERBROOK, L.C., a Virginia limited liability company (“Borrower”), and Lender have entered into a loan in the maximum principal sum of $67,000,000 (the “Loan”) pursuant to a loan agreement of even date herewith (the “Loan Agreement”) and certain other documents.

B.                                     In connection with the Loan, Borrower has executed and delivered to Lender a promissory note, dated the date hereof (said note, together with any extensions thereof or modifications or amendments thereto and any notes issued in substitution or exchange therefor, being hereinafter referred to collectively as the “Note”).

C.                                     To secure the payment of the obligations and liabilities of Borrower to Lender under the Loan Agreement and the Note, Borrower has executed and delivered to Lender a deed of trust and certain other documents and instruments evidencing and securing the Loan, including but not limited to a Deed of Trust with Absolute Assignment of Leases and Rents, Security Agreement and Fixture Filing for the Loan, dated as of the date hereof (the “Deed of Trust”), which is a lien on the Property.

D.                                    Lender has required, as a condition precedent to making the Loan, that Guarantor execute and deliver this Guaranty.

E.                                      Guarantor has a financial interest in Borrower and it will be to the direct financial interest and benefit of Guarantor to assist Borrower to obtain the Loan from Lender.

F.                                      Guarantor hereby acknowledges that this Guaranty is required by Lender as a condition precedent and inducement to Lender to make the Loan.

NOW, THEREFORE, FOR VALUE RECEIVED, in consideration of the foregoing Recitals, each of which is an integral part hereof and this Guaranty shall be construed in light thereof, and in consideration of Lender making the Loan to Borrower and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, Guarantor agrees as follows:

1.                                       Definitions.

(a)                                  Except as otherwise set forth herein, all capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Deed of Trust or, if not defined therein, in the Loan Agreement, which definitions are incorporated herein by reference as if fully set forth herein.

(b)                                 As used herein, the term “Loan Party” shall mean any one or more of Borrower, Guarantor and any other Person which is a party to this Guaranty,  the Completion Guaranty, the Environmental Indemnity Agreement or the Loan Documents, other than Lender.

(c)                                  All references in this Guaranty, the Completion Guaranty, the Environmental Indemnity Agreement and every other Loan Document to the Loan Agreement, the Note, the Deed of Trust, the Completion Guaranty, the Environmental Indemnity Agreement and each and every other Loan Document shall mean the Loan Agreement, the Note, the Deed of Trust, the Completion Guaranty, the Environmental Indemnity Agreement and each and every other Loan Document and all modifications, amendments, supplements, extensions, replacements or restatements thereof or thereto.

2.                                       Guaranty.

(a)                                  Guarantor absolutely, unconditionally and irrevocably guarantees, as a principal obligor and not as a surety, to Lender any loss (including principal), cost, damage or expense suffered by Lender due to:

(i)                                     fraud of Borrower or Guarantor;

(ii)                                  the willful misconduct of Borrower or Guarantor and/or material misrepresentations by Borrower or Guarantor in connection with the Loan;

(iii)                               the commission of intentional waste with regard to the Property;

(iv)                              the intentional misconduct of Borrower or Guarantor causing the cancellation of any insurance required under the Loan Agreement or any other Loan Document;

(v)                                 the failure of Borrower or Guarantor after the occurrence of an Event of Default to apply any income generated by the Property (including, but not limited to, rental receipts and/or security deposits) to any expenses of the Property and/or payments of the Secured Obligations due to Lender, or to deliver such income to Lender upon demand;

(vi)                              the transfer or conveyance of the Property or any material portion thereof in violation of the provisions of the Deed of Trust, the Loan Agreement or any other Loan Document;

(vii)                           Borrower’s failure to construct, operate or market the Property or utilize the Loan proceeds in accordance with the Loan Agreement in any material way; or

(viii)                        Borrower’s acceptance of rental payments, if any, more than thirty (30) days in advance of the due date.

(b)                                 Guarantor absolutely, unconditionally and irrevocably guarantees, as a principal obligor and not as a surety, to Lender any loss (including principal), cost, damage or expense suffered by Lender upon the occurrence of any of the following, whether or not the loss, cost, damage or expense suffered by Lender is caused by any of the following:

(i)                                     if Borrower, Guarantor or any other Person now or hereafter liable for the Loan files a voluntary bankruptcy petition under any section or chapter of the Bankruptcy Code or any similar law or regulation or is a party to a collusive involuntary bankruptcy petition or any receivership proceedings, in which Borrower, Guarantor or any other Person now or hereafter liable for the Loan is the debtor, or the making of an assignment for the benefit of its creditors by Borrower, Guarantor or any other Person now or hereafter liable for the Loan or the filing of a case or proceeding by Borrower for its dissolution or liquidation;

(ii)                                  if Borrower, Guarantor or any other Person now or hereafter liable for the Loan becomes a party to any case, action, suit or proceeding which suspends, reduces, impedes, or impairs Lender’s right of recourse to the Property or any part thereof, provided however, that: (1) the bringing of a good faith counterclaim which if not raised in an enforcement action would be barred, and which does not seek to enjoin the enforcement action of Lender; or (2) the good faith denial of facts alleged by Lender in an enforcement action, shall not give rise to liability under this subsection (ii); or

(iii)                               if Borrower or Guarantor engages in any intentional act, omission, or misrepresentation, which has the effect of suspending, delaying, reducing, impeding, or impairing Lender’s right of recourse to the Property or any part thereof.

Payments made pursuant to this Guaranty shall be made regardless of any defense, right of set-off or claims which Borrower, Guarantor or any other Loan Party may have against Lender.  Lender may apply any and all such payments to the Secured Obligations in any order of priority as Lender shall, in its sole discretion, determine.

3.                                       Irrevocable Guaranty.

(a)                                  This is an absolute, irrevocable, present and continuing guaranty of payment and not of collection.

(b)                                 The obligations of Guarantor hereunder are independent of and in addition to the obligations of Borrower and any other Loan Party under the Completion Guaranty, the Environmental Indemnity Agreement or any other Loan Document and a separate action or actions may be brought or prosecuted against Guarantor, whether any action is brought against

Borrower or any other Loan Party or whether Borrower or any other Loan Party is joined in any action or actions.  In any action to enforce this Guaranty, Lender, at its election, may proceed against Guarantor, with or without:  (i) joining Borrower or any other Loan Party in any such action; (ii) commencing any action against or obtaining any judgment against Borrower or any other Loan Party; or (iii) commencing any proceeding to enforce the Note or the Loan Agreement or to realize upon all or any part of the Property; provided, however, nothing herein contained shall preclude Lender from suing on the Note and the Loan Agreement or foreclosing the Loan Documents or from exercising any other rights, remedies or power under the Completion Guaranty, the Environmental Indemnity Agreement or any Loan Document, and if such foreclosure or other rights, powers or remedies are availed of, only the net proceeds therefrom, after deduction of all charges and expenses of every kind and nature whatsoever, shall be applied in reduction of the Secured Obligations.  Lender shall not be required to institute or prosecute proceedings to recover any deficiency as a condition of any payment hereunder or enforcement hereof.  Nevertheless, in the event Lender elects to pursue its remedies under any one or more of the other Loan Documents and any disposition of the Property or any part thereof results in a deficiency, Guarantor hereby further promises and agrees to immediately pay to Lender the amount of such deficiency.  At any sale of the Property, whether by foreclosure or otherwise, Lender may, at its discretion, purchase all or any part of such the Property, offered for sale for its own account, and may apply against the amount bid therefor the unpaid balance or any part thereof to the Secured Obligations.

(c)                                  The obligations and liabilities of Guarantor hereunder shall not be diminished or offset by any payment by Guarantor under any other agreement, document, or instrument entered into by Guarantor in favor of Lender.

4.                                       Return of Payments.  Guarantor agrees that, if at any time all or any part of the payments theretofore applied by Lender to any of the Secured Obligations is rescinded or returned by Lender or Lender is required to pay any amount thereof to any other Person for any reason whatsoever (including, without limitation, the insolvency, bankruptcy, liquidation or reorganization of any party or the determination that such payment is held to constitute a preference under the bankruptcy laws):  (i) such Secured Obligations shall, for the purposes of this Guaranty, be deemed to have continued in existence to the extent of such payment, notwithstanding such application by Lender, and this Guaranty shall continue to be effective or be reinstated, as the case may be, as to such Secured Obligations, all as though such application by Lender had not been made and Guarantor agrees to pay such amount to Lender upon demand; and (ii) any security interest granted by Guarantor to Lender to secure Lender’s performance under this Guaranty shall be deemed to be reinstated notwithstanding any release by Lender of such security interest or pledge.  Guarantor shall execute any document, instrument or financing statement necessary or desirable to effect this provision.

5.                                       No Discharge.  Guarantor agrees that the obligations, covenants and agreements of Guarantor under this Guaranty shall not be discharged, affected or impaired by:

(a)                                  the renewal or extension of time for the payment and/or performance of the obligations under the Completion Guaranty, the Environmental Indemnity Agreement or any of the Secured Obligations under any other Loan Document, whether made or performed with or without notice to or the knowledge or consent of Guarantor;

(b)                                 any modification or amendment of the Loan Documents, with or without notice to or the knowledge or consent of Guarantor, including but not limited to any further or future extensions of credit which shall become a part of the Secured Obligations, any change or modification of the interest rate, payment terms, maturity date or any other covenant of any agreement of Borrower or any other Loan Party;

(c)                                  any transfer, waiver, compromise, settlement, modification, surrender, or release of the Note, the Loan Agreement, the Completion Guaranty, the Environmental Indemnity Agreement or any of the other Loan Documents;

(d)                                 the release or agreement not to sue without reservation of rights of Borrower or any other Loan Party;

(e)                                  the existence of any defenses to enforcement of the Note, the Loan Agreement, the Completion Guaranty, the Environmental Indemnity Agreement or any of the other Loan Documents, other than payment in full of all the Secured Obligations;

(f)                                    any failure, omission, delay or inadequacy, whether entire or partial, of Lender to exercise any right, power or remedy regarding the Loan or to enforce or realize upon (or to make Guarantor party to the enforcement or realization upon) any of Lender’s security for the Loan, including, without limitation, the Property;

(g)                                 the existence of any set-off, claim, reduction, or diminution of the Secured Obligations, or any defense of any kind or nature, which Guarantor may have against Borrower,  Borrower’s members or any other Loan Party or which Borrower, Guarantor or any other Loan Party has against Lender;

(h)                                 the application of payments received from any source to the payment of any obligation other than the Secured Obligations, even though Lender might lawfully have elected to apply such payments to any part or all of the Secured Obligations;

(i)                                     the addition of any and all other endorsers, guarantors, obligors and other persons liable for the payment and/or performance of the Secured Obligations, and the acceptance of any other security for the payment and/or performance of the Secured Obligations;

(j)                                     the power or authority or lack of power or authority of Borrower to execute and deliver the Note or the Loan Agreement, or of Borrower or any other Loan Party to execute, acknowledge or deliver any one or more of the Loan Documents;

(k)                                  the validity or invalidity of the Note, the Loan Agreement, the Completion Guaranty, the Environmental Indemnity Agreement or the other Loan Documents;

(l)                                     the existence or non-existence of Borrower or any other Loan Party as a legal entity;

(m)                               the transfer by Borrower or any other Loan Party of all, or any part of, or any interest in all or any part of the Property;

(n)                                 the institution by or against Borrower, Borrower’s members or any other Loan Party of bankruptcy, reorganization, readjustment, receivership or insolvency proceedings of any nature, or the disaffirmation of the Completion Guaranty, the Environmental Indemnity Agreement or any one or more of the Loan Documents in any such proceedings or otherwise;

(o)                                 any irregularity or the unenforceability (by reason of any Governmental Authority’s purporting to reduce or amend or otherwise affect the Secured Obligations), or the release or discharge of Borrower or Borrower’s members in any receivership, bankruptcy, winding-up or other creditor proceedings;

(p)                                 the determination by a court of competent jurisdiction that Borrower or any other Loan Party is not required to pay and/or perform the Secured Obligations pursuant to operation of law;

(q)                                 the acceptance by Lender of payment of a part of the Secured Obligations, or any failure, neglect or omission on the part of Lender to realize on or protect any of the Secured Obligations or any real estate, personal property, or mortgage or lien security given as security therefor, or to exercise any lien upon, or right of appropriation of, any monies, credits or property of Borrower toward liquidation of the Secured Obligations;

(r)                                    the failure by Lender or anyone acting on behalf of Lender to perfect or maintain perfection of any lien or security interest upon any part of the Property given at any time to secure repayment of the Secured Obligations; or

(s)                                  any right or claim whatsoever which Guarantor may have against Borrower, Borrower’s members, any other Loan Party or Lender or the successors or assigns of any of them;

all whether or not Guarantor shall have had notice or knowledge of any act or omission referred to in the foregoing clauses (a) through (s) of this Section.

Guarantor intends that Guarantor shall remain liable hereunder as a principal obligor until the Secured Obligations shall have been indefeasibly paid in full and all the Secured Obligations performed in accordance with the terms and conditions of the Note and the other Loan Documents, notwithstanding any fact, act, event or occurrence which might otherwise operate as a legal or equitable discharge of a surety or guarantor.

6.                                       Application Of Amounts Received.  Any amounts received by Lender from whatever source on account of the Secured Obligations may be applied by Lender toward the payment of the Secured Obligations, and in such order of application, as Lender may from time to time elect, in accordance with the provisions of the Loan Documents.

7.                                       Waiver.

(a)                                  Guarantor expressly waives:

(i)                                     notice of the acceptance by Lender of this Guaranty;

(ii)                                  notice of the existence, creation, payment or nonpayment of the Secured Obligations or any modification, extension, or amendment thereof;

(iii)                               presentment, demand, protest, notice of protest, notice of presentment, notice of dishonor, default, non-payment, maturity, release, compromise, settlement, extension, renewal of the Loan or any obligation under the Loan Documents, notice of maturity, release, compromise or settlement of any or all commercial paper, accounts, contract rights, documents, instruments, chattel paper and guarantees at any time held by Lender with respect to the transactions contemplated in the Loan Documents, and all other notices whatsoever;

(iv)                              any failure by Lender to inform Guarantor of any facts Lender may now or hereafter know about Borrower, any other Loan Party, the Property, the Secured Obligations or the transactions contemplated by the Loan Documents;

(v)                                 notice of any and all changes in the terms, covenants or conditions of the Note or of the other Loan Documents, including extension and renewal;

(vi)                              any and all substitutions, exchanges or releases of all or any part of the Property;

(vii)                           the release or agreement not to sue without reservation of rights of anyone liable in any way for the repayment of the Secured Obligations;

(viii)                        all rights to notice and a hearing prior to Lender’s taking possession or control of, or to Lender’s replevy, attachment or levy upon the Property;

(ix)                                any bond or security which might be required by any court prior to allowing Lender to exercise any of Lender’s remedies;

(x)                                   the release or agreement not to sue without reservation of rights of anyone liable in any way for repayment of the Loan; and

(xi)                                the benefit of all valuation, appraisement, extension and exemption laws;

it being understood and agreed that Lender has no duty to so inform and that Guarantor is fully responsible for being and remaining informed by Borrower of all circumstances bearing on the existence or creation of the risk of nonpayment and/or nonperformance of the Secured Obligations.

(b)                                 Credit may be granted or continued from time to time by Lender to Borrower without notice to or authorization from Guarantor, including but not limited to making additional loans or other financial accommodations by Lender to Borrower or any other Loan Party regardless of the financial or other condition of Borrower, any other Loan Party or the Property and Guarantor agrees that the obligations, covenants and agreements of Guarantor under this Guaranty shall not be discharged, affected or impaired thereby.

(c)                                  No modification or waiver of any of the provisions of this Guaranty shall be binding upon Lender or Guarantor except as expressly set forth in a writing duly signed and delivered on behalf of Lender.

(d)                                 Guarantor further agrees that any exculpatory language pertaining to Borrower or to any other Loan Party contained in the Note, the Loan Agreement or any other Loan Document shall in no event apply to this Guaranty, and will not prevent Lender from proceeding against Guarantor to enforce this Guaranty.

(e)                                  Guarantor hereby waives the benefit of any law that would otherwise restrict or limit Lender in the exercise of its right, which is hereby acknowledged, to appropriate without notice at any time hereafter any indebtedness or obligation matured or unmatured owing from Lender to Guarantor.  Lender may, from time to time, without demand or notice of any kind, appropriate and apply toward the payment of such of the Secured Obligations, and in such order of application, as Lender may, from time to time, elect any and all such balances, credits, deposits, accounts, moneys, cash equivalents and other assets, or in the name of Guarantor, then or thereafter with Lender.  Guarantor hereby assigns and transfers to Lender any and all cash, negotiable instruments, documents of title, chattel paper, securities, certificates of deposit, deposit accounts, other cash equivalents and other assets of Guarantor, in the possession or control of Lender for any purpose.

(f)                                    Guarantor hereby waives the filing of a claim with a court in the event of receivership or bankruptcy of Borrower and waives every defense, cause of action, counterclaim or setoff which Guarantor may now have or hereafter may have to any action by Lender in enforcing this Guaranty, including, without limitation, every defense, counterclaim or setoff which Guarantor may now have, or hereafter may have, against Borrower, any other Loan Party or any other party liable to Lender in any manner, other than mandatory counterclaims.  Guarantor ratifies and confirms whatever Lender may do pursuant to the terms hereof and with respect to all or any part of the Property and agrees that Lender shall not be liable for any error in judgment or mistakes of fact or law; provided that nothing contained herein shall be deemed to limit Lender’s liability for gross negligence or willful misconduct.  Guarantor hereby agrees that Guarantor may be joined as a party defendant in any legal proceeding (including, but not limited to, a foreclosure proceeding) instituted by Lender against Borrower or any other Loan Party.

8.                                       Enforcement Costs:  If:

(a)                                  this Guaranty, the Loan Agreement, the Note, the Completion Guaranty, the Environmental Indemnity Agreement or any other Loan Document is placed in the hands of an attorney for collection or enforcement or is collected or enforced through any legal proceeding;

(b)                                 an attorney is retained to represent Lender in any bankruptcy, reorganization, receivership, or other proceedings affecting creditors’ rights and involving a claim under this Guaranty, the Note, the Completion Guaranty, the Environmental Indemnity Agreement or any Loan Document;

(c)                                  an attorney is retained to protect or enforce the security interest created by any one or more of the Loan Documents; or

(d)                                 an attorney is retained to represent Lender in any other proceedings whatsoever in connection with a default by Guarantor under this Guaranty, or a default by Borrower or any other Loan Party in connection with the Loan, any of the other Loan Documents, the Completion Guaranty, the Environmental Indemnity Agreement or the Property, or to protect or preserve any property which is collateral for the Loan, then Guarantor shall pay to Lender upon demand all reasonable attorneys’ fees, costs and expenses, including without limitation, court costs, filing fees, recording costs, expenses of foreclosure, title insurance premiums, minutes of foreclosure and all other costs and expense incurred in connection therewith (all of which are referred to herein as “Enforcement Costs”), in addition to all other amounts due hereunder. Any Enforcement Costs, together with interest thereon at the Interest Rate (as defined in the Note), shall be a part of the Secured Obligations, secured by the Property, payable by Guarantor to Lender in accordance with the provisions of this Guaranty and the Loan Documents.  Any reference to attorney’s fees in this Guaranty, the Completion Guaranty, the Environmental Indemnity Agreement or in any other Loan Document shall include fees of any separate law firm or in-house counsel employed by Lender in connection with the Loan.  Notwithstanding anything to the contrary contained herein, fees of in-house counsel shall be charged at rates of medium to large sized law firms in the City of Chicago, Illinois for attorneys of comparable expertise and experience.

9.                                       Transfer Of Secured Obligations.  Notwithstanding any assignment or transfer of the Secured Obligations or any interest therein, all portions of such Secured Obligations, including those assigned or transferred, shall be and remain Secured Obligations for the purposes of this Guaranty, and each and every immediate and successive assignee or transferee of such Secured Obligations or interest shall, to the extent of the Secured Obligations or interests assigned or transferred, be entitled to the benefits of this Guaranty to the same extent as if such assignee or transferee were Lender; provided however, that unless the assignor or transferor shall otherwise consent in writing, the assignor or transferor shall have an unimpaired right, prior to and superior to that of its assignee or transferee, to enforce this Guaranty for its benefit as to such portions of the Secured Obligations or interests therein not assigned or transferred.

10.                                 Subordination.  Any indebtedness or other obligation of Borrower, now or hereafter held by or owing to Guarantor, is hereby subordinated to the payment and performance in full of the Secured Obligations.  Guarantor hereby covenants and agrees that it will not accept payment of principal, interest or any other amount of any indebtedness or other obligation of Borrower to Guarantor.  Such indebtedness or obligation of Borrower to Guarantor shall, at the option of Lender, be collected, enforced and received by Guarantor as trustee for Lender, and shall be paid over to Lender on account of the Secured Obligations, but without impairing or affecting in any manner the liability of Guarantor under the other provisions of this Guaranty.

Nothing in this Section or elsewhere in this Guaranty shall be construed as Lender’s authorization of or consent to the creation or existence of any such indebtedness of Borrower to Guarantor.

11.                                 Governing Law; Interpretation.

(a)                                  This Guaranty has been negotiated, executed and delivered in Fairfax County, Virginia and shall be governed by and construed in accordance with the internal laws of the Commonwealth of Virginia, without reference to the conflicts of law principles of that state.  In any controversy, dispute or question arising hereunder, under the Completion Guaranty, the Environmental Indemnity Agreement or under the other Loan Documents, Guarantor consents to the exercise of jurisdiction over its person and property by any court of competent jurisdiction situated in the Commonwealth of Virginia (whether it be a court of such State, or a court of the United States of America situated in such State), and in connection therewith, agrees to submit to and be bound by, the jurisdiction of such court upon Lender’s mailing of process by registered or certified mail, return receipt requested, postage repaid, to Guarantor at its address for receipt of notices under this Guaranty.

(b)                                 The headings of sections and paragraphs in this Guaranty are for convenience only and shall not be construed in any way to limit or define the content, scope, or intent of the provisions hereof.  As used in this Guaranty, the singular shall include the plural, and masculine, feminine, and neuter pronouns shall be fully interchangeable, where the context so requires.  If any provision of this Guaranty or any paragraph, sentence, clause, phrase, or word, or the application thereof, in any circumstances, is adjudicated by a court of competent jurisdiction to be invalid, the validity of the remainder of this Guaranty shall be construed as if such invalid part were never included herein.

(c)                                  Time is of the essence of this Guaranty.

(d)                                 All payments to be made hereunder shall be made in currency and coin of the United States of America which is legal tender for public and private debts at the time of payment.

(e)                                  Wherever possible each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

(f)                                    It is agreed that Guarantor’s liability is independent of any other guaranties at any time in effect with respect to all or any part of Borrower’s indebtedness to Lender, including, but not limited to, the Completion Guaranty, and that Guarantor’s liability hereunder may be enforced regardless of the existence of any such other guaranties.

12.                                 Singular and Plural; Joint and Several Liability. If there is more than one Borrower entity, all references to Borrower herein shall be Borrower or any one or more of them.  All obligations and liabilities of Guarantor hereunder are in addition to, not in lieu of and are independent of:  (a) all obligations of Borrower under any other Loan Document, including the

Note and the Loan Agreement; and (b) any obligation of Guarantor under the Completion Guaranty, the Environmental Indemnity Agreement or any other Loan Document to which Guarantor is a party.  All obligations of Guarantor hereunder shall be joint and several.

13.                                 Entire Agreement.  This Guaranty, the Note, the Completion Guaranty, the Environmental Indemnity Agreement and the other Loan Documents constitute the entire agreement between the parties with respect to the subject matter hereof and supersede all prior such agreements and understandings, both written and oral.  This Guaranty may not be modified or amended except by a written instrument signed by Lender and Guarantor.  If this Guaranty is executed in several counterparts, each of those counterparts shall be deemed an original, and all of them together shall constitute one and the same instrument.

14.                                 Payment and Performance of Secured Obligations. Lender agrees that the obligations of Guarantor under this Guaranty shall terminate, subject to the provisions of Section 4 hereof, when Lender shall have received indefeasible payment in full of all the Secured Obligations and all other sums due and owing under this Guaranty and all the Secured Obligations shall have been fully performed.

15.                                 Successors and Assigns; Miscellaneous.  This Guaranty shall inure to the benefit of and may be enforced by Lender and any subsequent holder of the Note, the Loan Agreement, the Completion Guaranty, the Environmental Indemnity Agreement or the other Loan Documents, and all of the covenants, agreements and obligations of Guarantor hereunder shall extend to and be binding upon and enforceable against Guarantor and the heirs, administrators, legal representatives, successors and assigns of Guarantor.  This Guaranty and the obligations hereunder shall not be discharged, affected, or impaired, in whole or in part, upon the bankruptcy, insolvency or death of Guarantor.

16.                                 Further Assurances; Representation by Counsel.

(a)                                  Guarantor further covenants and agrees that Guarantor shall at any time and from time to time, upon the reasonable request of Lender, take, or cause to be taken, any action and execute and deliver any further documents which, in the reasonable opinion of Lender, may be necessary, required or desirable in order to carry out the intent and purposes of this Guaranty.

(b)                                 Guarantor hereby represents and warrants that it has consulted and conferred with competent legal counsel of its choice before executing this Guaranty, the Completion Guaranty, the Environmental Indemnity Agreement and all other Loan Documents.  Guarantor further represents and warrants that it has read and understood the terms of this Guaranty and intends to be bound hereby.  In the event of an ambiguity or conflict in the terms hereof, the rule of construction requiring resolution against the drafter of the document shall not be applied.

17.                                 Notices.  Any and all notices given in connection with this Guaranty shall be deemed adequately given only if in writing and addressed to the party for whom such notices are intended at the address set forth below.  All notices shall be delivered in accordance with the notice provisions of the Loan Agreement.  Any and all notices referred to in this Guaranty, or which either party desires to give to the other, shall be addressed as follows:

To Guarantor:	Comstock Homebuilding Companies, Inc.
11465 Sunset Hills Road, Suite 510
Reston, Virginia 20190
Attention: Christopher Clemente
Telecopy Number: (703) 760-1520

with a copy to:	Bankert & Associates, P.C.
3025 Hamaker Court
Suite 501
Fairfax, Virginia 22031
Attention: Joseph E. Bankert, Esq.
Telecopy Number: (703) 876-4628

To Lender:	Corus Bank, N.A.
3959 N. Lincoln Avenue
Chicago, IL 60613
Attn: David Krischke, Assistant Vice President
Telecopy Number: (773) 832-3553

with a copy to:	Corus Bank, N.A.
3959 N. Lincoln Avenue
Chicago, IL 60613
Attn: Joel Solomon, General Counsel
Telecopy Number: (773) 832-3536

with a copy to:	Sidley Austin Brown & Wood LLP
1501 K Street, N.W.
Washington, D.C. 20005
Attn: Andrea J. Cummings, Esq.
Telecopy Number: (202) 736-8711

Any party hereto may, by notice given hereunder, designate any further or different addresses to which subsequent notices, certificates or other communications shall be sent.

18.                                 Additional Representations and Warranties.  In addition to and independent of any other obligation or liability under this Guaranty, Guarantor hereby represents and warrants to Lender as follows:

(a)                                  Execution and Binding Effect.  This Guaranty, the Completion Guaranty, the Environmental Indemnity Agreement and each other Loan Document to which Guarantor is a party and which is executed and delivered or required to be executed and delivered on or before the date of which this representation and warranty is made, or deemed made, has been duly and validly executed and delivered by Guarantor.  This Guaranty, the Completion Guaranty, the Environmental Indemnity Agreement and each such other Loan Document constitutes, and the Completion Guaranty, the Environmental Indemnity Agreement and each other Loan Document when executed and delivered by Guarantor will constitute, the legal, valid and binding obligations of Guarantor, jointly and severally, enforceable against Guarantor in accordance with its terms, subject to bankruptcy, insolvency and other laws affecting creditor’s rights generally.  This Guaranty shall continue to be effective with respect to any guaranteed obligations arising or created after any attempted revocation by Guarantor and after Guarantor’s death, in which event this Guaranty shall be binding upon Guarantor’s estate and Guarantor’s legal representatives and heirs.

(b)                                 Violation of Agreements.  To the best of Guarantor’s knowledge, neither the execution and delivery of this Guaranty, nor consummation of the transactions herein or therein contemplated, nor performance of or compliance with the terms and conditions hereof or thereof, does or will at any time during the term hereof:

(i)                                     violates or conflicts with any Laws, or

(ii)                                  violates, conflicts with or will result in a breach of any term or condition of, or constitute a default under, or result in (or give rise to any right, contingent or otherwise, of any Person to cause) any termination, cancellation, prepayment or acceleration of performance of, or result in the creation or imposition of (or give rise to any obligation, contingent or otherwise, to create or impose) any lien upon any property of Guarantor (except for any lien in favor of Lender securing the Secured Obligations) pursuant to, or otherwise result in (or give rise to any right, contingent or otherwise, of any Person to cause) any change in any right, power, privilege, duty or obligation of Guarantor under or in connection with:

(A)                              any agreement or instrument creating, evidencing or securing any indebtedness or guaranty equivalent to which Guarantor is a party or by which it or any of their properties (now owned or hereafter acquired) may be subject or bound, or

(B)                                any other agreement or instrument or arrangement to which Guarantor is a party or by which it or any of its properties (now owned or hereafter acquired) may be subject or bound.

(c)                                  Government Approvals and Filings.  To the best of Guarantor’s knowledge, no approval, order, consent, authorization, certificate, license, permit or validation of, or exemption or other action by, or filing, recording or registration with, or notice to, any governmental authority (collectively, “Governmental Action”) is or will be necessary in connection with the execution and delivery of this Guaranty, the Completion Guaranty, the

Environmental Indemnity Agreement or any other Loan Document to which Guarantor is a party, the consummation of the transactions herein or therein contemplated, the performance of or compliance with the terms and conditions hereof or thereof, or to ensure the legality, validity, binding effect, enforceability or admissibility in evidence hereof or thereof.

(d)                                 Violation of Laws.  To the best of Guarantor’s knowledge, Guarantor is not in violation of any applicable statute, regulation or ordinance of the United States of America, of any state, city, town, municipality, county or of any other jurisdiction, or of any agency thereof (including, but not limited to any Hazardous Materials Laws (as defined in the Environmental Indemnity Agreement)).

(e)                                  Solvency.  Guarantor: (i) is now and at all times during the term hereof shall be generally paying its debts as they mature; (ii) now owns, and at all times during the term hereof shall own, property which, at a fair valuation, is greater than the sum of its debts, and (iii) now has and at all times during the term hereof shall have capital sufficient to carry on its business and personal affairs and any such affairs in which it is about to engage.

(f)                                    Proceeding.  There is no condition, event or circumstance existing, or any litigation, arbitration, governmental or administrative proceedings, actions, examinations, claims or demands pending nor, to Guarantor’s knowledge, threatened affecting Guarantor which are likely to result in a Material Adverse Effect, and Guarantor knows of no basis therefor.

(g)                                 Tax Returns.

(i)                                     All tax and informational returns required to be filed by or on behalf of Guarantor have been properly prepared, executed and filed.  All taxes, assessments, fees and other charges upon Guarantor, or upon any of its properties or incomes, which are due and payable have been paid other than those not yet delinquent and payable without premium or penalty, and except for those being diligently contested in good faith by appropriate proceedings, and in each case adequate funds and provisions for such taxes have been made by Guarantor.

(ii)                                  Guarantor does not know of any proposed additional assessment or basis for any material assessment for any additional taxes (whether or not reserved against).

(iii)                               Guarantor has paid all charges shown to be due and payable on said tax returns or on any assessments made against it or any of its property, and all other charges imposed on it or any of its properties by any governmental authority.

(h)                                 Default Under Other Agreements.  Guarantor has not received any written notice of a default with respect to any indenture, loan agreement, mortgage, deed or other similar agreement relating to the borrowing of monies to which it is a party, and by which it is bound.

(i)                                     Insurance.  Guarantor maintains with financially sound and reputable insurers, not related to or affiliated with Guarantor, insurance with respect to its properties and assets and against at least such liabilities, casualties and contingencies and in at least such types and amounts as is customary in the case of individuals having similar properties and assets similarly situated.

(j)                                     Adverse Conditions.  No condition, circumstance, event, agreement, document, instrument, restriction, litigation or proceeding (or to Guarantor’s knowledge, threatened litigation or proceeding or basis therefor) relating to Guarantor exists (i) which are likely to result in a Material Adverse Effect; (ii) which would constitute an Event of Default under this Guaranty, the Completion Guaranty, the Environmental Indemnity Agreement or any of the Loan Documents; or (iii) which would constitute such an Event of Default with the giving of notice or lapse of time or both.

19.                                 Additional Covenants Of Guarantor.

(a)                                  Guarantor shall deliver or cause to be delivered to Lender those reports and financial statements set forth below.  All such financial statements shall be internally prepared and shall fairly and accurately present in all material respects the assets, liabilities and financial conditions of Guarantor and such other Persons, if any, described therein as of and for the periods ending of such dates set forth therein.

(i)                                     A disclosure of any judgments and pending or threatened material litigation against Guarantor, Borrower or the Property promptly upon Guarantor’s awareness of such litigation;

(ii)                                  On or before April 30 of each year during the term of the Loan, federal and state income tax returns of Guarantor certified to be true, complete and correct by an authorized representative of Guarantor, as appropriate; provided, that if an extension is filed by Guarantor with the Internal Revenue Service or applicable state revenue department, then if Lender is provided a true, correct and complete copy of such extension, Guarantor may deliver such income tax returns to Lender simultaneously upon the filing thereof;

(iii)                               Within ninety (90) days of the end of each fiscal year, completed, signed and dated annual financial statements, including income statements and balance sheets, of Guarantor, with such verifications, supporting documentation or additional statements as Lender may reasonably request, certified by an officer of Guarantor as being true, correct and complete; and

(iv)                              Guarantor shall provide, from time to time during the term hereof, such other information and reports, financial and otherwise, concerning Borrower, Guarantor and the Property as Lender may reasonably request.

(b)                                 Upon demand by Lender, at any time and from time to time, whether or not an Event of Default has occurred under the Note, the Loan Agreement or any other Loan Document, Guarantor shall execute a reaffirmation of and shall remake this Guaranty as of such date.  Failure of Guarantor to reaffirm and remake this Guaranty at any time, on demand, shall be an Event of Default hereunder and under the Note, the Loan Agreement and the other Loan Documents, without notice or opportunity to cure.

20.                                 Jurisdiction and Venue.

(a)                                  TO THE MAXIMUM EXTENT PERMITTED BY LAW, GUARANTOR AND LENDER EACH HEREBY AGREES THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS GUARANTY BE TRIED AND DETERMINED IN A FEDERAL COURT OR STATE COURT LOCATED IN THE COMMONWEALTH OF VIRGINIA.

(b)                                 TO THE MAXIMUM EXTENT PERMITTED BY LAW, GUARANTOR AND LENDER EACH HEREBY EXPRESSLY WAIVES ANY RIGHT IT MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT LENDER’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND.  GUARANTOR HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE FEDERAL AND STATE COURTS OF THE COMMONWEALTH OF VIRGINIA FOR THE PURPOSE OF SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION.  GUARANTOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY CERTIFIED OR REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE AT THE ADDRESS OF GUARANTOR STATED ABOVE OR ANY OTHER METHOD PERMITTED BY LAW.  TO THE EXTENT THAT GUARANTOR HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, GUARANTOR HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS GUARANTY.

21.                                 Waiver of Jury Trial.  TO THE MAXIMUM EXTENT PERMITTED BY LAW, GUARANTOR AND LENDER EACH HEREBY KNOWINGLY VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY ACTION, CAUSE OF ACTION, CLAIM, DEMAND OR PROCEEDING ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS GUARANTY, THE COMPLETION GUARANTY, THE ENVIRONMENTAL INDEMNITY AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR IN ANY WAY CONNECTED WITH, RELATED TO OR INCIDENTAL TO THE DEALINGS OF GUARANTOR AND LENDER WITH RESPECT TO THIS GUARANTY, THE COMPLETION GUARANTY, THE ENVIRONMENTAL

INDEMNITY AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR THE TRANSACTIONS RELATED HERETO, OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF EITHER PARTY IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE.  TO THE MAXIMUM EXTENT PERMITTED BY LAW, GUARANTOR AND LENDER HEREBY AGREE THAT ANY SUCH ACTION, CAUSE OF ACTION, CLAIM, DEMAND OR PROCEEDING SHALL BE DECIDED BY A COURT TRIAL WITHOUT A JURY AND THAT GUARANTOR OR LENDER MAY FILE AN EXECUTED COPY OF THIS GUARANTY WITH ANY COURT OR OTHER TRIBUNAL AS WRITTEN EVIDENCE OF THE CONSENT OF GUARANTOR AND LENDER TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY.  NO PARTY SHALL SEEK TO CONSOLIDATE, BY COUNTER CLAIM OR OTHERWISE, ANY ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED.

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IN WITNESS WHEREOF, Guarantor has executed this Guaranty as of the date first above written.

GUARANTOR:

COMSTOCK HOMEBUILDING COMPANIES, INC.,
a Delaware corporation

By:	/s/ Christopher Clemente
Name: Christopher Clemente
Title: Chief Executive Officer